PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of Property, Plant and Equipment, net

Property and equipment consisted of the following:

	As of December 31,
	2020	2019
Vehicles	$198,974	$186,102
Machine	6,594	6,167
Furniture	46,110	43,127
Leasehold improvement	115,145	107,696
Building	182,378	170,580
Less: accumulated depreciation	(318,983)	(205,744)
Property and equipment, net	$230,218	$307,928